FOURTH AMENDMENT

                                TO

                  AGREEMENT FOR FACILITIES LEASE

                             between

                    BRAZOS RIVER LEASING L.P.

                               and

         DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                    Dated as of April 23, 1996






















This Fourth Amendment to Agreement for Facilities Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Fourth Amendment to Agreement for Facilities Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Fourth Amendment to Agreement for Facilities Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.



        FOURTH AMENDMENT TO AGREEMENT FOR FACILITIES LEASE

     This Fourth Amendment to Agreement for Facilities Lease is made and entered into as of April 23, 1996, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                       W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Facilities Lease, dated as of April 23, 1992 (as amended by the First Amendment to Agreement for Facilities Lease, the "Agreement for Facilities Lease"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to further amend the Agreement for Facilities Lease to extend the acquisition period and to otherwise set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility acquired by Brazos under the Agreement for Facilities Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond
Shamrock R & M agree that the Agreement for Facilities Lease is hereby amended as follows:

     1. Section 3.06 of the Agreement for Facilities Lease is hereby amended by deleting in subsection (i) in Section 3.06, the reference to "four years" and inserting in lieu thereof "five years".

     2. Brazos and Diamond Shamrock R & M agree that this Fourth Amendment to Agreement for Facilities Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 5 by the necessary parties under the Credit Agreement.

     3. Defined terms used in this Fourth Amendment to Agreement for Facilities Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Facilities
Lease.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Fourth Amendment to Agreement for Facilities Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.

                              BRAZOS RIVER LEASING L.P.

                              By:  Headwater Investments L.P.,
                                   its General Partner

                                   By:  Headwater Holdings, Inc.,
                                        its General Partner

                                   By:  /s/ GREGORY C. GREENE
                                            Gregory C. Greene,
                                            President


                              DIAMOND SHAMROCK REFINING
                                   AND MARKETING COMPANY


                              By:  /s/ R. C. Becker
                              Name:    R. C. Becker
                              Title:   Vice President and
                                         Treasurer



W3997.TW